Exhibit 99.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906 OF THE

SARBANES-OXLEY ACT OF 2002

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned, the Chairman of the Board and Chief Executive Officer of Oxford Industries, Inc. (the "Company"), certifies that:

(1) The Quarterly Report on Form 10-Q of the Company for the quarter ended August 30, 2002, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/J. Hicks Lanier

Chairman of the Board and Chief Executive Officer

January 10, 2003

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906 OF THE

SARBANES-OXLEY ACT OF 2002

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned, the Executive Vice President and Chief Financial Officer of Oxford Industries, Inc. (the "Company"), certifies that:

(1) The Quarterly Report on Form 10-Q of the Company for the quarter ended August 30, 2002, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Ben B. Blount, Jr.

Executive Vice President and Chief Financial Officer

January 10, 2003